UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

TSS, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

110 E. Old Settlers Blvd, Round Rock, TX 78664
(512) 310-3100
April 30, 2025
Dear Stockholder,
We cordially invite you to attend our 2025 Annual Meeting of Stockholders to be held at 10:00 a.m., Central Daylight Time, on Wednesday, June 4, 2025, at our offices located at 110 E. Old Settlers Blvd, Round Rock, Texas 78664. The attached notice of annual meeting and this proxy statement describe the business we will conduct at the annual meeting and provide information about us that you should consider when you vote your shares.
During 2024, Michael Fahy was appointed a Class II director to serve until the 2025 annual meeting of stockholders. At the annual meeting, we propose that Mr. Fahy and Darryll Dewan each be elected as a Class II director to serve a three-year term expiring at the 2028 annual meeting of stockholders. In addition, we will ask stockholders to approve, on an advisory basis, the compensation of our named executive officers, to recommend, on an advisory basis, the frequency with which we should conduct future stockholder advisory votes on the compensation of our named executive officers, to approve our new 2025 Omnibus Incentive Compensation Plan and to ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for our fiscal year ending December 31, 2025. The enclosed proxy statement contains the recommendation of our Board of Directors regarding each of these proposals.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

/s/ Darryll E. Dewan
Darryll E. Dewan
President and Chief Executive Officer

TSS, INC.
110 E. Old Settlers Blvd, Round Rock, TX 78664
(512) 310-3100
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2025
To the Stockholders
of TSS, Inc.:
NOTICE IS HEREBY GIVEN that the 2025 annual meeting of stockholders of TSS, Inc. will be held at 10:00 a.m., Central Daylight Time, on June 4, 2025 (the “Annual Meeting”) at our offices located at 110 E. Old Settlers Blvd, Round Rock, Texas 78664 for the following purposes:
1.	To elect each of Mr. Darryll E. Dewan and Mr. Michael Fahy as a Class II director to serve a three-year term;
2.	To approve, on an advisory basis, the compensation of our named executive officers;
3.	To recommend, on an advisory basis, the frequency with which we should conduct future stockholder advisory votes on the compensation of our named executive officers;
4.	To approve our 2025 Omnibus Incentive Compensation Plan;
5.	To ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
6.	To transact such other business as may properly be presented before the Annual Meeting and any adjournments or postponements thereof.
Only those holders of our common stock of record as of the close of business on April 28, 2025, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at our offices at 110 E. Old Settlers Blvd, Round Rock, Texas 78664.
A total of 25,020,498 shares of our common stock were issued and outstanding as of that record date. Each share of our common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.
All stockholders are cordially invited to attend the Annual Meeting. At least a majority of all issued and outstanding shares of common stock on the record date is required to constitute a quorum. Accordingly, whether you plan to attend the Annual Meeting or not, we ask that you complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Darryll E. Dewan
Darryll E. Dewan
President and Chief Executive Officer

i

TSS, INC.
110 E. Old Settlers Blvd, Round Rock, TX 78664
(512) 310-3100
PROXY STATEMENT
2025 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Why Did You Send Me this Proxy Statement?
We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders, and any adjournments or postponements of the meeting, to be held at 10:00 a.m., Central Daylight Time, on Wednesday, June 4, 2025, at 110 E. Old Settlers Blvd, Round Rock, Texas 78664. This proxy statement along with the accompanying notice of annual meeting of stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 4, 2025. The proxy statement and annual report to security holders are available at proxyvote.com
On or around April 30, 2025, we began sending this proxy statement, the attached notice of annual meeting of stockholders and the enclosed proxy card to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, our 2024 Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024, accompanies this proxy statement. You can also find a copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024 at proxyvote.com
Who Can Vote?
Only stockholders who owned our common stock at the close of business on April 28, 2025 are entitled to vote at the annual meeting. On this record date, there were 25,020,498 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by providing a signed statement of revocation or a duly executed proxy card bearing a later date to us at 110 E. Old Settlers Blvd, Round Rock, Texas 78664, Attention: Daniel Chism, Chief Financial Officer. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.
How Many Votes Do I Have?
Each share of our common stock that you own entitles you to one vote.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004-1571, or you have stock certificates, you may vote:
•
By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In person at the meeting. If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:
•	By mail. You will receive instructions from your bank, broker or other nominee explaining how to vote your shares.
•
In person at the meeting. Contact the bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you vote as follows:
•	“FOR” the election of Mr. Darryll E. Dewan and Mr. Michael Fahy as Class II directors;
•	“FOR” approval of the compensation of our named executive officers;
•	“FOR” selection of “three years” as the desired frequency with which we should conduct future stockholder advisory votes on the compensation of our named executive officers;
•	“FOR” the approval of the 2025 Omnibus Incentive Compensation Plan; and
•	“FOR” the ratification of the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for our fiscal year ending December 31, 2025.
If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Revoke My Proxy?
If you give us your proxy, you may revoke it at any time before the meeting. You may revoke your proxy in any one of the following ways:
•	Signing a new proxy card and submitting it, as instructed above;
•	Notifying us at 110 E. Old Settlers Blvd, Round Rock, Texas 78664, Attention: Daniel Chism, Chief Financial Officer, in writing before the annual meeting that you have revoked your proxy; or
•	Attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy, unless you specifically request it.
What if I Receive More Than One Proxy Card?
You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Return My Proxy Card?
If your shares are registered in your name or if you have stock certificates, your shares will be voted only if you return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?”
If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your unvoted shares on Proposal 5, even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, this is referred to as a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposals 1: Elect Two Directors
The affirmative vote of a plurality of the shares of common stock cast by stockholders present in person or represented by proxy at the annual meeting is required to elect Mr. Michael Fahy and Mr. Darryll E. Dewan, separately, as Class II directors. You may vote either FOR the nominees or WITHHOLD your vote from either or both of the nominees. Votes that are withheld will not be included in the vote for the election of directors. Banks, brokers, and other nominees DO NOT have the authority to vote your uninstructed shares in the election of directors. If you hold your shares in street name and you do not instruct your bank, broker, or other nominee how to vote your shares in the election of directors, no votes will be cast on your behalf. Broker non-votes will have no effect on the outcome of the election.

Proposal 2: Approve, on an advisory basis, the compensation of our named executive officers
The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote on this proposal at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers. Banks, brokers and other nominees DO NOT have the authority to vote your uninstructed shares for the approval of the proposal. If you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote your shares in the approval of the proposal, no vote will be cast on your behalf. Abstentions will be treated as shares represented at the meeting and will have the same effect as votes against this proposal. Broker non-votes will have no effect on the result of the vote on this proposal.

Proposal 3. Recommend, on an advisory basis, the frequency with which we should conduct future stockholder advisory votes on the compensation of our named executive officers
The option of one year, two years or three years that receives the highest number of votes cast by the holders of our common stock will be the frequency for the stockholder advisory vote on the compensation of our named executive officers that will be considered to be preferred by the holders of our common stock. Banks, brokers and other nominees DO NOT have the authority to vote your uninstructed shares for the approval of the proposal. If you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote your shares in the approval of the proposal, no vote will be cast on your behalf. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 4: Ratify the 2025 Omnibus Incentive Compensation Plan
The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote on this proposal at the annual meeting is required to approve our 2025 Omnibus Incentive Compensation Plan. Banks, brokers, and other nominees DO NOT have the authority to vote your uninstructed shares in the election of directors. If you hold your shares in street name and you do not instruct your bank, broker, or other nominee how to vote your shares in the election of directors, no votes will be cast on your behalf. Abstentions will be treated as shares represented at the meeting and will have the same effect as votes against this proposal. Broker non-votes will have no effect on the result of the vote on this proposal.

Proposal 5: Ratify the Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the appointment of our independent registered public accounting firm. Abstentions will be treated as shares represented at the meeting and will have the same effect as votes against this proposal. Banks, brokers, and other nominees have discretionary authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. If our stockholders do not ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the year ending December 31, 2025, the Audit Committee of our Board of Directors will reconsider its appointment. Even if the appointment of Weaver as our external auditor is approved by stockholders, the Audit Committee of our Board of Directors retains the right to determine if it is advisable to consider the appointment of other auditors and may recommend we consider such a potential change as early as for the audit of our financial statements for the year ending December 31, 2025.

Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We let only our Inspector of Election and Continental Stock Transfer & Trust Company examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, receive any written comments you make on the proxy card or elsewhere.
Could the Annual Meeting be Postponed?
If a quorum is not present or represented at the annual meeting, the chair of the meeting or the stockholders entitled to vote at the meeting have the power to postpone the meeting.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What Constitutes a Quorum for the Meeting?
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
The annual meeting will be held at 10:00 a.m., Central Daylight Time, on Wednesday, June 4, 2025, at our offices at 110 E. Old Settlers Blvd, Round Rock, Texas 78664. When you arrive at our offices, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
The Securities and Exchange Commission has adopted a rule concerning the delivery of annual disclosure documents. The rule allows us, or your broker, to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.
If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•
If your shares are registered in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, and inform them of your request by calling them at (212) 509-4000, ext. 206, or by e-mail at cstmail@continentalstock.com, or writing them at 1 State Street, 30th Floor, New York, NY 10004-1571.

•
If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 28, 2025 for (a) each of our executive officers named in the Summary Compensation Table on page 12 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 25,020,498 shares of common stock outstanding on April 28, 2025. Unless otherwise indicated, the address for each director and current executive officer is c/o TSS, Inc., 110 E. Old Settlers Blvd, Round Rock, Texas 78664.

	Beneficially Owned	Ownership
Directors and Executive Officers
Peter H. Woodward(1)	2,638,156	10.46%
Darryl E. Dewan(2)	733,030	2.92%
Richard M. Metzler	150,000	0.60%
Michael Fahy	—	—
Daniel M. Chism(3)	388,641	1.55%
Karl T. Marrott(4)	562,175	2.25%
All directors and officers combined as a group (7 persons)(5)	4,805,002	18.94%
5% Stockholders
MHW Capital Management, LLC(1)	2,638,156	10.46%
Glen Ikeda(6)	1,483,844	5.93%

(1)
Derived from a Form 4 filed by Peter H. Woodward on December 17, 2024 and the Schedule 13D/A (Amendment No.5) filed jointly by MHW Capital Management, LLC, Peter H. Woodward, MHW Partners L.P., and MHW SPV II, LLC on May 21, 2019. According to the Schedule 13D/A, Mr. Woodward is the principal of MHW Capital Management, LCC, which is the investment manager of MHW Partners, L.P. and MHW SPV II, LLC, and may be considered to have beneficial ownership of the shares held MHW Partners, L.P., MHW SPV II, LLC, and other entities for which MHW Capital Management LLC acts as investment manager. MHW Capital Management, LLC has shared voting and dispositive power with respect to 2,397,582 shares and sole voting and dispositive power with respect to 25,000 shares. Mr. Woodward is the general partner of MHW Partners, L.P., which has shared voting and dispositive power with respect to 1,183,521 shares, and is the manager of MHW SPV II, LLC, which has shared voting and dispositive power with respect to 1,214,061 shares. Mr. Woodward has shared voting and dispositive power with respect to 2,422,582 shares, and he has sole voting and dispositive power with respect to 215,574 shares, which includes 200,000 shares that may be acquired within 60 days of the record date by exercising stock options. Mr. Woodward disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the shares. The business address of MHW Capital Management is 5 Jennifer Ct, Narragansett, RI 02882.

(2)
Includes 350,000 shares of restricted stock that are subject to forfeiture, 100,000 shares that may be acquired by Mr. Dewan within 60 days of the record date by exercising stock options, and 5,000 shares owned by his spouse.

(3)	Includes 325,000 shares of restricted stock that are subject to forfeiture and 41,667 shares that may be acquired by Mr. Chism within 60 days of the record date by exercising stock options.
(4)	Includes 483,334 shares of restricted stock that are subject to forfeiture.
(5)	Includes 1,191,668 shares of restricted stock that are subject to forfeiture, and 341,667 shares that may be acquired within 60 days of the record date by exercising stock options.
(6)	The business address of Mr. Ikeda is P.O. Box 3306, Auburn, California 95604.

MANAGEMENT AND CORPORATE GOVERNANCE
The Board of Directors
Our Certificate of Incorporation and Amended and Restated Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. We do not have a policy as to whether the role of Chief Executive Officer and Chairman of the Board of Directors should be separate or combined or whether the Chairman of the Board of Directors should be a management or non-management director. Our Board of Directors believes that having an independent director serve as the non-executive Chairman of our Board of Directors is in the best interests of our stockholders. This structure allows the Chairman of our Board of Directors to focus on the effectiveness of our Board of Directors while the Chief Executive Officer focuses on executing our strategic plan and managing our operations and performance.
In accordance with our Certificate of Incorporation, our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of four members, classified into three classes as follows:
•	Mr. Michael Fahy and Mr. Darryll E. Dewan constitute a class with a term ending at the 2025 Annual Meeting of Stockholders;
•	Mr. Peter H. Woodward constitutes a class with a term ending at the 2026 Annual Meeting of Stockholders; and
•	Mr. Richard M. Metzler constitutes a class with a term ending at the 2027 Annual Meeting of Stockholders.
Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.
Our Board of Directors has voted to nominate each of Mr. Dewan and Mr. Fahy for election at the 2025 Annual Meeting of Stockholders for a term of three years to serve until the 2028 Annual Meeting of Stockholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal.
Set forth below are the names of the persons nominated for director and our current directors whose terms do not expire this year, their ages, their offices in the company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors, the names of other public companies in which such persons have held directorships during the past five years, and the experience, qualifications, attributes and skills that support the conclusion that these persons should serve as members of our Board of Directors. Mr. Woodward, Mr. Fahy and Mr. Metzler are non-employee directors and the members of the Audit Committee and the Compensation Committee.

Name	Age	Position with the Company
Peter H. Woodward	52	Chairman
Richard M. Metzler	72	Director
Michael Fahy	50	Director
Darryll E. Dewan	73	President, Chief Executive Officer and Director

Peter H. Woodward, age 52, has been a Director since January 3, 2012, and Chairman of our Board of Directors since March 2012. Mr. Woodward is the Founder and President of MHW Capital Management, a private investment firm that takes concentrated positions in micro-cap turnaround companies, with a focus on the technology sector. Prior to founding MHW Capital Management in 2005, Mr. Woodward was a Managing Director at Regan Fund Management Ltd., a hedge fund group specializing in active equity investments in public companies and revitalizing their business plans. In addition to serving as the Chairman of our Board of Directors, Mr. Woodward serves as the Chairman of the Board of Directors of Precision Optics Corporation and as the Chief Executive Officer of Innovative Power, LLC. Previously, he served as Chief Executive Officer and director of Cartesian, Inc., Chairman of the Board of Hampshire Group, Limited, and as a Director at News Edge Corp., Zomax, Inc. and Innodata-Isogen, Inc. Mr. Woodward holds a Bachelor of Arts degree in Economics from Colgate University and a Master’s degree in International Economics from Columbia University. He is a Chartered Financial Analyst. Mr. Woodward is very familiar with our industry and his capital markets experience is valuable to our Board of Directors.

Richard M Metzler age 72, has been a Director since April 2021. Mr. Metzler is currently the Chairman of Diverse Logistics & Distribution, a big/bulky retail home delivery company, and the Founder and CEO of Logistics Partners, LLC. From 2018 until January 2022, Mr. Metzler served as the Chief Executive Officer of Lone Star Overnight, LLC, a parcel delivery services company, and, since January 2021, has also served as the Chief Executive Officer of Ocelot Acquisition Corporation I, a special-purpose acquisition company. Mr. Metzler has over 25 years of senior leadership experience within the logistics industry, specifically within parcel, freight, third-party logistics, and e-commerce. Prior to his role at Lone Star Overnight, LLC, Mr. Metzler served as the Chief Marketing Officer at Austin-based uShip, Inc., an online marketplace for shipping services, from 2013 to 2018. Previously, Mr. Metzler has held leadership roles including Vice President of FedEx Logistics, CEO of APL Logistics, Executive Vice President at DHL, and Chief Commercial Officer at Greatwide Logistics. Since 2017, Mr. Metzler has served as the Chairman of the board of directors and as a member of the compensation committee for iGPS Logistics, a private company. Mr. Metzler has also worked extensively with private equity, debt financing, venture capital, and as a senior leader in portfolio companies advising on investments and divestitures. Mr. Metzler also brings with him extensive global M&A experience. Mr. Metzler provides our Board of Directors with substantial financing and M&A expertise and significant operational and executive experience gained in his capacity as a chief executive officer and board member of rapidly growing businesses in the logistics industry.
Michael Fahy, age 50, was appointed to and has served as a Director on our board since October 2, 2024. Mr. Fahy is currently the Chief Executive Officer and President of Neovia Logistics, having served in that capacity since October 2023, where he is responsible for the direction and strategic growth of approximately 100 sites across 18 countries over various business sectors, including automotive, industrial, aerospace, consumer retail and technology. Additionally, since 2018, Mr. Fahy has held multiple leadership roles at Simon Group Holdings (“SGH”), including as Chief Executive Officer of three of SGH’s start-up technology platform companies. From November 2020 to October 2023, Mr. Fahy served first as an Executive Vice President of Contract Logistics and then as a Regional Chief Executive Officer of DB Schenker Americas. From 1996 to 2017, Mr. Fahy worked at Syncreon where he held multiple positions culminating in President of the Technology Sector for the company. Mr. Fahy earned a Bachelor of Science in Manufacturing Engineering from the Technological University Dublin. Mr. Fahy provides our Board of Directors with significant operational and executive experience gained in his capacity as a chief executive officer and in other leadership positions of rapidly growing businesses, with experience specifically in the technology sector. He has also had significant business dealings with our largest customer.
Darryll E. Dewan, age 73, has served as a Director and as our President and Chief Executive Officer since November 2022. Prior to joining TSS, Mr. Dewan was a Vice President at Dell Technologies, Inc. from 2012 to November 2022 where he served as the global sales leader for all direct and indirect sales, field operations and marketing of the Dell Endpoint Data Security Business. Prior to his role at Dell, Mr. Dewan held various executive level positions in sales, marketing and business development with companies including Credant Technologies, Inc., VA Software Solutions, i2 Technologies, Amdahl Corp and IBM. Mr. Dewan holds a Bachelor of Arts degree in economics from the University of Notre Dame. Mr. Dewan has over 30 years of experience as an executive of publicly traded companies.
Director Independence
The Board of Directors has adopted the director independence standards of The Nasdaq Stock Market, LLC. Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the company, either directly or indirectly. Based upon this review, our Board of Directors has determined that each of Mr. Woodward, Mr. Metzler and Mr. Fahy is an “independent director” as defined by The Nasdaq Stock Market, LLC and has no material relationship with us, except as a director and/or stockholder. When determining the independence of Mr. Woodward, the Board of Directors considered the amount of stock owned by Mr. Woodward and his affiliates. In accordance with Nasdaq listing requirements, the Audit Committee is comprised solely of the three independent directors.
Role in Risk Oversight
As part of its general responsibility to manage our business, the Board of Directors has oversight responsibility with respect to risk management. The Board of Directors has delegated primary responsibility for risk oversight and the monitoring of our significant areas of risk to the Audit Committee. In accordance with its charter, the

Audit Committee inquires of management and our independent registered accounting firm about significant risks or exposures to risks and discusses guidelines and policies to govern the steps management has taken to minimize these risks. The Audit Committee regularly reports the results of these inquiries and discussions to our Board of Directors.
Committees of the Board of Directors and Meetings
Meeting Attendance
Although we do not have any formal policy regarding director attendance at our annual meetings, we attempt to schedule our annual meetings so that all of our directors can attend. All of our directors attended the 2024 Annual Meeting of Stockholders either in person or telephonically. During 2024, the Board of Directors met four times. During the fiscal year ended December 31, 2024, all of our directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served.
Audit Committee
Our Audit Committee currently has three members, Peter H. Woodward, Richard Metzler and Michael Fahy. Our Audit Committee’s role and responsibilities are set forth in a written charter and include the authority to retain and terminate the services of our independent registered public accounting firm, review annual financial statements, review quarterly financial statements, consider matters relating to accounting policy and internal controls and review the scope of annual audits. Our Audit Committee reviews and approves in advance all related party transactions greater than $25,000 and follows a pre-approved process for contracts with a related party for less than $25,000. The Audit Committee met three times in 2024.
Each of Mr. Woodward, Mr. Metzler and Mr. Fahy satisfies the current independence standards promulgated by the Securities and Exchange Commission and The Nasdaq Stock Market, LLC, as such standards apply specifically to members of audit committees. The Board has determined that each of Mr. Woodward, Mr. Metzler and Mr. Fahy is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.
A copy of the Audit Committee’s written charter is publicly available on our website at www.tssiusa.com.
Compensation Committee
Our Compensation Committee currently has three members, Peter H. Woodward, Richard Metzler and Michael Fahy. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and all Vice Presidents who report to the Chief Executive Officer, and conducts its decision-making process with respect to their compensation without the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer or other Vice Presidents present. Each of Mr. Woodward, Mr. Metzler and Mr. Fahy qualifies as an independent director under the definition promulgated by The Nasdaq Stock Market, LLC. The Compensation Committee met one time during 2024.
The Compensation Committee has the responsibility to:
•	review, modify and approve our overall compensation strategy;
•
recommend to the Board of Directors the compensation and terms of employment of our executive officers, including Darryll E. Dewan, our President and Chief Executive Officer, Daniel M. Chism, our Chief Financial Officer, and Karl T. Marrott, our Chief Operating Officer, and to evaluate their respective performance in light of relevant goals and objectives;

•	review and recommend to our Board of Directors the type and amount of compensation to be paid or awarded to the members of our Board of Directors;
•	recommend to our Board of Directors the adoption, amendment and termination of any bonus, equity and other deferred compensation plans;

•	administer all equity-based plans, including the 2015 Omnibus Incentive Compensation Plan and the proposed 2025 Omnibus Incentive Compensation Plan;
•	determine appropriate insurance coverage for our executive officers and directors; and
•	review, discuss and assess its own performance at least annually.
Our Compensation Committee approves and makes recommendations to our Board of Directors with respect to the compensation for our executive officers (other than Mr. Dewan) with the advice of Mr. Dewan and/or one or more other executive officers designated by Mr. Dewan. Although the Compensation Committee receives information and recommendations regarding the design and level of compensation for the executive officers from management, the Compensation Committee makes the final recommendations to the Board of Directors as to the design and compensation levels for the executive officers. To the extent we enter into employment agreements with our executive officers, those agreements would be subject to negotiation between us and the applicable executive officer. The Compensation Committee did not engage a compensation consultant in 2024.
Our 2015 Plan and the proposed 2025 Omnibus Incentive Compensation Plan provides the Compensation Committee with the discretion to issue stock options, but we do not have a policy concerning the timing of stock option grants. Although we have no specific practice concerning the timing of stock option grants, we do not time the disclosure of material nonpublic information to affect the value of executive compensation.
A copy of the Compensation Committee’s written charter is publicly available on our website at www.tssiusa.com.
Nominations for Directors
We do not currently have a standing Nominating Committee. Our Board of Directors has determined that Mr. Woodward, Mr. Metzler and Mr. Fahy, the independent members of the Board of Directors, adequately fulfill the obligations of a nominating committee without the need of incurring additional costs of committee meetings.
The Board of Directors considers recommendations of potential candidates from current directors, management and stockholders. Stockholders’ nominations for directors must be made in writing and must include the following information:
•	the name, age, business address, and residence address of the nominee;
•	the principal occupation or employment of the nominee;
•	the number of shares of our common stock that are beneficially owned by the nominee;
•
any other information relating to the nominee that is required to be disclosed in the solicitations for proxies for the election of directors under the rules and regulations of the Securities and Exchange Commission;

•	the name and record address of the stockholder making the nomination; and
•	the number of shares of common stock that are beneficially owned by the stockholder making the nomination.
Nominations by stockholders must be delivered to or mailed and received at our headquarters address listed below and generally must be received between 60 and 90 days prior to the meeting. However, in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholders to be timely must be received no later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first to the following address.
Secretary of TSS, Inc.
110 E. Old Settlers Blvd.
Round Rock, Texas 78664
If a vacancy were to occur on the Board of Directors or if the Board were to increase the number of directors, the Board of Directors would identify potential candidates to fill the vacancy. In anticipation of listing on the Nasdaq Capital Market in 2024, the Board of Directors exercised this power and increased its size by one additional independent Director position. Although there are no specific qualifications and standards that must be met by a candidate or any specific qualities or skills that a candidate must possess, the Board of Directors would evaluate a candidate on a wide variety of factors. These factors include the candidate’s background and qualifications, diversity and business experience, and commitment to serving on the Board of Directors and its committees. It is preferable that candidates have a reputation for sound business judgment and integrity and inspire trust and confidence in the other directors. The Board of Directors does not have a formal policy regarding diversity in identifying candidates but rather considers diversity among the various factors relevant to any particular candidate.
Stockholder Communications to the Board
Stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board of Directors at 110 E. Old Settlers Blvd, Round Rock, Texas 78664. Communications will be distributed to the Board of Directors, or to any individual director or directors, as appropriate, depending on the subject matter outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:
•	junk mail and mass mailings,
•	resumes and other forms of job inquiries,
•	surveys, or
•	solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table shows the total compensation earned during the last two fiscal years ended December 31, 2024 and 2023 to (1) our President and Chief Executive Officer, (2) our Chief Financial Officer, and (3) our Chief Operating Officer (collectively, the “named executive officers”).

Name and Principal Position(s)	Year	Salary	Bonus	Stock Awards(1)(2)	Option Awards(1)	All Other Compensation	Total
Darryll E. Dewan, President and Chief Executive Officer from November 14, 2022	2024	$385,000	273,543	$93,000	$81,000	$60,000(3)	$892,543
	2023	385,000	147,960	—	—	60,670	593,630
Daniel M. Chism, Chief Financial Officer(4)	2024	170,492	147,146	372,600	138,750	—	828,988
	2023	—	—	—	—	—	—
Karl T. Marrott, Chief Operating Officer(5)	2024	281,489	113,163	581,000	—	—	975,652
	2023	250,000	44,914	59,000	—	178,180	532,094

(1)
Amounts shown are the grant-date fair value of restricted stock and stock option awards, determined in accordance with FASB ASC Topic 718. The grant-date fair value of option awards is based on the Black-Scholes-Merton valuation model. Underlying assumptions used in calculating the grant date fair value of option awards are presented in Note 8 to our Audited Financial Statements included in Item 8 of our Annual Report on Form 10-K filed with the SEC on April 15, 2025.

(2)
Included in the 2024 grants are the following number of restricted shares granted to each recipient, the vesting of which is dependent on both future service and meeting certain performance criteria: 100,000 shares for each of Mr. Dewan and Marrott valued at $31,000; and 80,000 shares for Mr. Chism valued at $137,600 on the respective dates of grant.

(3)	Includes a housing allowance.
(4)	Mr. Chism commenced as our Chief Financial Officer on June 7, 2024, replacing John K. Penver.
(5)	Mr. Marrott was promoted from SVP Operations to Chief Operating Officer on July 1, 2024.
Outstanding Equity Awards at Fiscal Year End
The following table provides information about all equity compensation awards held by the named executive officers at December 31, 2024.

	Option Awards(7)				Stock Awards(7)
Name	Number of securities underlying unexercised options (#) Exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of share or units of stock that have not vested(8) ($)
Darryll E. Dewan	—	416,668(1)	$0.62	11/14/2032	360,000	4,204,800
	100,000(2)	350,000(2)	0.31	1/24/2034
Daniel M. Chism	—	125,000(3)	1.72	6/7/2034	335,000(4)	3,912,800
Karl T. Marrott	—	66,668(5)	0.60	1/22/2028	493,334(6)	5,762,141

(1)
Represents a portion of an award of options to acquire 1,250,000 shares of our common stock granted to Mr. Dewan on November 14, 2022 under the 2015 Plan, scheduled to vest in three equal annual installments on each of the first, second and third anniversaries of the grant date. The first two tranches vested and were exercised; these shares represent the final vesting tranche of the option covering 416,668 shares scheduled to vest November 14, 2025.

(2)
Represents an award of options to acquire 450,000 shares of our common stock granted to Mr. Dewan on January 24, 2024 under the 2015 Plan, scheduled to vest 100,000 on January 24, 2025; 150,000 on January 24, 2026; 150,000 on January 24, 2027; and 50,000 on January 24, 2028.

(3)
Represents an award of an option to acquire 125,000 shares of our common stock granted to Mr. Chism upon his hire on June 7, 2024, which will vest in three annual installments of 41,667, 41,667 and 41,666 shares on each of the first, second and third anniversaries of the grant date.

(4)
Represents the unvested portion of four awards of restricted stock to Mr. Chism, comprised of the following: (i) 125,000 restricted shares granted upon his hire on June 7, 2024, which will vest in two annual installments of 62,500 shares on each of the first and second anniversaries of the grant date; (ii) 50,000 performance-based restricted shares granted June 7, 2024 under the 2015 Plan which will vest January 1, 2026; (iii) 150,000 restricted shares granted January 16, 2025, which will vest in three equal installments of 50,000 on each of the first three anniversaries of the grant; and (iv) a performance-based grant of 10,000 restricted shares for which the performance criteria have not yet been met, granted under the 2015 Plan, with vesting scheduled to occur in two equal installments of 5,000 each upon the board’s certification of meeting performance criteria expected approximately March 15, 2026 and on January 1, 2027.
(5)
Represents a portion of an award of options to acquire 200,000 shares of our common stock granted to Mr. Marrott on November 2, 2022 under the 2015 Plan, scheduled to vest in three equal annual installments on each of the first, second and third anniversaries of the grant date. The first two tranches vested and were exercised; these shares represent the final vesting tranche of the option covering 66,668 shares scheduled to vest November 2, 2025.

(6)
Represents the unvested portion of five awards of restricted stock to Mr. Marrott, comprised of the following: (i) 33,334 restricted shares granted under the 2015 Plan vesting February 24, 2025; (ii) 250,000 restricted shares granted June 27, 2024, which will vest in two equal installments of 125,000 on each of the first two anniversaries of the grant; (iii) 50,000 restricted shares granted January 19, 2024 which will vest January 1, 2026; (iv) 150,000 restricted shares granted January 16, 2025, which will vest in three equal installments of 50,000 on each of the first three anniversaries of the grant; and (v) a performance-based grant of 10,000 restricted shares for which the performance criteria have not yet been met, granted under the 2015 Plan, with vesting scheduled to occur in two equal installments of 5,000 each upon the board’s certification of meeting performance criteria expected approximately March 15, 2026 and on January 1, 2027.

(7)	Upon a Change in Control (as defined in the executives’ employment agreements), all restricted shares presented immediately vest and all options presented become immediately exercisable.
(8)	Computed based on a closing market price of $11.86 per share for our common stock at December 31, 2024.
Retirement Plans
We have a tax qualified 401(k) plan designed to assist our eligible officers and employees in providing for their retirement. Prior to 2023, we did not match employee contributions. In 2024, we began matching in cash 50% of employees’ contributions to their 401(k) retirement plan, up to the first 6%, with allowed additional “catch-up” contributions in accordance with IRS guidelines for older participants. Matching contributions for executive officers are made on the same terms as contributions to all other employees.
Executive Officer and Employment Agreements
The following are our executive officers as of December 31, 2024:

Name	Age	Position with the Company
Darryll E. Dewan	73	President, Chief Executive Officer and Director
Daniel M. Chism	57	Chief Financial Officer
Karl T. Marrott	59	Chief Operating Officer
Kieran P. Brennan	64	Senior Vice President

President and Chief Executive Officer
On November 14, 2022, we entered into an employment agreement with Mr. Dewan. Under that employment agreement, Mr. Dewan’s annual base salary was $385,000 and he is eligible to receive a bonus in an amount and on terms established by our Board of Directors. Mr. Dewan is entitled to receive vacation, health insurance, and other benefits generally made available to our other executives and reimbursement for reasonable, out-of-pocket expenses actually incurred by him relating to travel to our various corporate offices. If we terminate Mr. Dewan’s employment other than for “Cause” (as defined in the employment agreement), Mr. Dewan terminates his employment for a “Good Reason” (as defined in the employment agreement), or his employment is terminated by reason of his death or disability, we will pay Mr. Dewan a lump sum payment equal to his then current base salary.
Chief Financial Officer
Daniel M. Chism, age 57, has served as our Chief Financial Officer since June 7, 2024 and Vice President – Finance and Treasurer of its wholly owned subsidiary VTC, L.L.C. since June 7, 2024. Mr. Chism was previously the Chief Financial Officer at Goodwill Industries of Central Texas from 2020 to 2023, where he also served as a board member and Treasurer for two of Goodwill’s affiliates: Blue Solutions and Goodwill Temporary Services, Inc. Prior to 2020, Mr. Chism held Chief Financial Officer positions at EZCORP, Inc. (Nasdaq: EZPW), Cash Solutions Centers, and Gatsby Investments. Mr. Chism holds a master’s degree in professional accounting and a bachelor’s degree in accounting from the University of Texas at Austin. He is a certified public accountant and a chartered global management accountant.

On June 7, 2024, we entered into an employment agreement with Mr. Chism in connection with his appointment to Chief Financial Officer. Under the terms of the employment agreement, Mr. Chism’s base salary was $300,000, which, effective January 1, 2025, contractually increased to $325,000. Mr. Chism is eligible to receive a bonus in the amount and on the terms established by the Board of Directors. Mr. Chism is also entitled to receive vacation, health insurance and other benefits generally made available to our other executives. If we terminate Mr. Chism’s employment other than for “Cause” (as defined in the employment agreement) or Mr. Chism terminates his employment for a “Good Reason” (as defined in the employment agreement), we will continue paying Mr. Chism his base salary commencing on the date of termination and ending (a) six months from the date of termination, or (b) twelve months from the date of termination if the termination of employment is terminated within twelve months following a Change in Control (as defined in the employment agreement).
Chief Operating Officer
Mr. Marrott was hired as our Senior Vice President of Operations on November 2, 2022 and promoted to Chief Operating Officer effective July 1, 2024. Prior to joining us, from 2019 until 2022, Mr. Marrott was the Vice President – Operations for Applied Technical Services, a privately held full turnkey electronics manufacturer. Mr. Marrott has also held a number of executive level positions running business operations for companies including Flex, Solectron and Moduslink.
On November 2, 2022, we entered into an employment agreement with Mr. Marrott. Under that employment agreement, Mr. Marrott’s annual base salary was $250,000, and he is eligible to receive a bonus in an amount and on terms established by our Board of Directors. His base salary was increased to $300,000 upon his promotion to Chief Operating Officer effective July 1, 2024. Mr. Marrott is entitled to receive vacation, health insurance, and other benefits generally made available to our other executives. If we terminate Mr. Marrott’s employment other than for “Cause” (as defined in the employment agreement) or Mr. Marrott terminates his employment for a “Good Reason” (as defined in the employment agreement), we will continue paying Mr. Marrott this base salary commencing on the date of termination and ending (a) six months from the date of termination, or (b) twelve months from the date of termination if the termination of employment is terminated within twelve months following a Change in Control (as defined in the employment agreement).
Senior Vice President
Mr. Brennan was hired as our Senior Vice President of Sales & Marketing on January 22, 2018 and was promoted to Senior Vice President – Business Development effective October 1, 2022. Prior to joining us, from 2013 to January 2018, Mr. Brennan was the Director of Sales – Technology for Neovia Logistics Services, LLC, a privately held global third-party logistics and distribution company. From 2010 to 2013, Mr. Brennan was the Director of North America Business Development for Syncreon, Inc., a global contract logistics company. Mr. Brennan has also held a number of senior sales and business development leadership positions with companies including Stream Global Services, Solectron, Modus Media, Cap Gemini, and Ernst & Young. Mr. Brennan has a Bachelor of Science (Finance) degree from California State University (Long Beach).
On January 22, 2018, we entered into an employment agreement with Mr. Brennan. Under that employment agreement, Mr. Brennan’s annual base salary is $250,000, and he is eligible to receive a bonus in an amount and on terms established by our Board of Directors. Mr. Brennan is entitled to receive vacation, health insurance, and other benefits generally made available to our other executives. If we terminate Mr. Brennan’s employment other than for “Cause” (as defined in the employment agreement) or Mr. Brennan terminates his employment for a “Good Reason” (as defined in the employment agreement), we will continue paying Mr. Brennan his base salary commencing on the date of termination and ending (a) six months from the date of termination, or (b) twelve months from the date of termination if the termination of employment is terminated within twelve months following a Change in Control (as defined in the employment agreement).
Director Compensation
Until October 1, 2024, we compensated each of our non-employee directors with an annual retainer of $22,500. The Chairman of our Board of Directors earned an additional annual retainer of $12,500, the Chairman of the Audit Committee earned an additional annual retainer of $5,000, and the Chairman of the Compensation Committee earned an additional annual retainer of $2,500. Effective October 1, 2024, the annual retainer for board service was increased to $40,000 and the additional retainers for service as the Chairman of the Board, Chairman of the Audit Committee, and Chairman of the Compensation Committee, respectively, were increased to $15,000, $10,000 and $5,000 annually.

In April 2017, we granted Mr. Woodward an option to purchase 200,000 shares of our common stock which vested on the first anniversary of the date of grant. These options were also outstanding at December 31, 2024.
In May 2021, upon his joining the Board of Directors, we granted Mr. Metzler an option to purchase 150,000 shares of our common stock which vested over a three-year period. Following his exercise of these options on May 7, 2024, Mr. Metzler no longer holds any options for our stock.
On October 11, 2024, upon his joining the Board of Directors, we granted Mr. Fahy an option to purchase 20,000 shares of our common stock, one third of which is scheduled to vest upon each of the first three anniversaries of the grant. At December 31, 2024, all of these options remained outstanding and none of them was exercisable.
We also reimburse our directors for travel, lodging and other reasonable out-of-pocket expenses in connection with the attendance at Board, committee and stockholder meetings, as well as for other reasonable expenses related to service on the Board. We do not maintain any pension, nonqualified defined contribution or other deferred compensation plans for our non-employee directors. The following table summarizes compensation earned by our non-employee directors during fiscal year 2024.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	All other compensation	Total ($)
Peter H. Woodward	$46,250	—	$—	$—	$46,250
Richard M. Metzler	30,000	—	—	—	30,000
Michael Fahy	10,000	—	87,800	—	97,800

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance metrics for each of the last three completed calendar years. In determining the “compensation actually paid” to our Named Executive Officers (“NEOs”), we are required to make various adjustments to amounts that have previously been reported in the Summary Compensation Table in previous years, as the SEC’s calculation method for this section differs from those required in the Summary Compensation Table. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Board of Directors or the Compensation Committee view the link between our performance and its PEO and NEOs pay.
Pay versus Performance Table
The table below presents information of our principal executive officers (“PEO”) and our NEO’s in comparison to certain financial performance metrics for 2024, 2023 and 2022. The metrics are not those that the Compensation Committee uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC rules. Neither CAP nor the total amount reported in the Summary Compensation Table (“SCT”) reflect the amount of compensation actually paid, earned or received during the applicable year. Per SEC rules, CAP was calculated by adjusting the SCT total values for the applicable year as described in the footnotes to the table.

Years	Summary Compensation Table Total for PEOs(1)(2)		Compensation Actually Paid to PEOs(3)		Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(6)	Net income (loss) (000’s)
	PEO 1	PEO 2	PEO 1	PEO 2
2024	N/A	892,543	N/A	18,762,027	902,320	5,164,927	$2,045	$5,976
2023	N/A	593,630	N/A	406,130	462,531	389,314	$52	$74
2022	454,300	566,923	492,633	966,923	322,485	322,751	$97	$(73)

(1)	Anthony Angelini (“PEO 1”) served as our PEO through November 14, 2022, at which time Darryll E. Dewan (“PEO 2:”) became the PEO and served for the remainder of the year 2022 and all of 2023 and 2024.
(2)
Amounts in this column represent the “Total” column set forth in the Summary Compensation Table (“SCT”) presented separately in this proxy statement. See the footnotes to the SCT for further detail regarding the amounts in these columns.

(3)
The dollar amounts reported in these columns represent the amounts of “compensation actually paid” (“CAP”). The amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our consolidated financial statements under GAAP).

The following table reflects the adjustments made to SCT total compensation to compute the CAP for the position of PEO and average CAP for our other Named Executive Officers (“NEO’s”)

Position	Year	Summary Compensation Table Total	Equity Deductions from SCT total(a)	CAP of Equity Vesting during FY(b)	CAP of Unvested Equity at FYE(c)	Compensation Actually Paid
PEO 1	2024	N/A	N/A	N/A	N/A	N/A
	2023	N/A	N/A	N/A	N/A	N/A
	2022	$454,300	—	38,333	—	$492,633
PEO 2	2024	$892,543	(174,000)	4,733,303	13,310,181	$18,762,027
	2023	$593,630	—	(62,500)	(125,000)	$406,130
	2022	$566,923	(12,500)	—	412,500	$966,923
Non-PEO NEO’s	2024	$902,320	(546,175)	194,500	4,614,282	$5,164,927
	2023	$462,531	(59,000)	(44,217)	30,000	$389,314
	2022	$322,485	—	(4,867)	5,133	$322,751

(a)
The amount in this column represents the grant date fair value of equity-based awards granted during each year. (For this purpose, the fair value of equity awards is computed in a manner consistent with the fair value methodology used to report Outstanding Equity Awards at Fiscal Year-End.)

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (ii) for awards granted in prior years that vest in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year).

(c)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year.

(4)
Our non-PEO named executive officers for 2024 were Daniel M. Chism and Karl T. Marrott. In 2023, the non-PEO named executive officers were John K. Penver and Karl T. Marrott. In 2022, our non-PEO named executive officers were John K. Penver and Kieran P. Brennan. The dollar amounts reported in this column represent the average of the amounts reported for our NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. See note (3) above.

(5)
The dollar amounts reported in this column represent the average amount of CAP to the NEOs as a group, as computed in accordance with the Pay Verses Performance Rules. They do not reflect the actual average amount of compensation earned or paid to the NEOs as a group during the applicable year.

(6)
Cumulative total shareholder return (“TSR”) is calculated by dividing the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period. There were no dividends for the common stock. The beginning of the measurement period for calculating the cumulative total shareholder return was our share price at December 31, 2021.

Relationship of CAP to Certain Other Measures:
As part of our overall compensation philosophy, we utilize grants of stock options and restricted stock as a recruiting and retention tool and to align the interests of our named executive officers with those of our stockholders by incentivizing them to increase stockholder value. As shown in the tables above, the calculated Compensation Actually Paid (“CAP”), as defined, increased significantly in 2024 for our PEO and our non-PEO NEO’s, primarily due to the increase in the company’s stock price and the impact that had on executives’ stock compensation.
The total CAP to our PEO, as presented in the preceding tables, increased 4,520% from 2023 to 2024 and the total CAP to our other non-PEO NEO’s increased 1,227% over the same time period primarily due to appreciation in our stock price and the resulting impact on calculated stock compensation. In comparison, the Total Shareholder Return (“TSR”), based on an initial $100 investment at the beginning of the periods presented above, increased 3,833% from 2023 to 2024, in relative alignment with the percentage increase in CAP. A $100 investment in our stock on December 31, 2021 would have been worth $2,045 on December 31, 2024, an increase from $52 on December 31, 2023. Over the same time period, the TSR of the peer group to whom we compare ourselves increased only 24%.
Similarly, our net income grew 7,976% from 2023 to 2024. This growth in net income is generally aligned with, and outpaced, the increase in CAP to our PEO and other non-PEO NEO’s.
The growth in CAP for the PEO and other non-PEO NEO's is closely correlated with our growth in TSR and net income over the same period.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, LLC, has furnished the following report:
The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in a charter adopted by the Board of Directors, which is available on our website at www.tssiusa.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2024, the Audit Committee took the following actions:
•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and Weaver and Tidwell, L.L.P., our independent registered public accounting firm;
•	Discussed with Weaver and Tidwell, L.L.P. matters required to be discussed by the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and
•
Received written disclosures and the letter from Weaver and Tidwell, L.L.P. regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Weaver and Tidwell, L.L.P. communications with the Audit Committee and the Audit Committee further discussed with Weaver and Tidwell, L.L.P. their independence.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Weaver and Tidwell, L.L.P., the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Members of the Audit Committee:
Peter H. Woodward (Chairman)
Richard Metzler
Michael Fahy

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS
ELECTION OF DIRECTORS

(Notice Item 1)
Our Board of Directors has nominated Mr. Michael Fahy and Mr. Darryll E. Dewan, each for individual election at the 2025 Annual Meeting of Stockholders for a term of three years to serve until the 2028 Annual Meeting of Stockholders, and until each director’s successor has been elected and qualified, or until his earlier death, resignation or removal.
The Board of Directors currently consists of four members, classified into three classes as follows:
•	Class I: Mr. Richard M. Metzler constitutes a class with a term ending at the 2027 Annual Meeting of Stockholders.
•	Class II: Mr. Michael Fahy and Mr. Darryll E. Dewan constitute a class with a term ending at the 2025 Annual Meeting of Stockholders;
•	Class III: Mr. Peter H. Woodward constitutes a class with a term ending at the 2026 Annual Meeting of Stockholders; and
At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.
The Board of Directors has nominated Mr. Fahy and Mr. Dewan for election at the 2025 Annual Meeting of Stockholders, each for a term of three years to serve until the 2028 Annual Meeting of Stockholders, and until his successor is elected and qualified, or until his earlier death, resignation or removal. The Class III director, Mr. Woodward, serves until the 2026 Annual Meeting of Stockholders and the Class I director, Mr. Metzler, serves until the 2027 Annual Meeting of Stockholders, and until his successor has been elected and qualified, or until his earlier death, resignation or removal.
Unless authority to vote for these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of each of Mr. Fahy and Mr. Dewan. If either of Mr. Fahy or Mr. Dewan becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. We have no reason to believe that either Mr. Fahy or Mr. Dewan will be unable or unwilling to serve as a director.
A plurality of the shares voted affirmatively at the annual meeting is required to elect either nominee as a director.
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. MICHAEL FAHY AND MR. DARRYLL DEWAN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Notice Item 2)
We are providing our stockholders a vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed under the caption “Executive Officer and Director Compensation” above. We are providing stockholders with this opportunity every three years as recommended by the stockholders at the 2019 Annual Meeting of Stockholders.
Our executive compensation program is designed to attract, motivate and retain our executive officers, who are critical to our success. Under this program, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The program contains elements of cash and equity-based compensation and is designed to align the interest of our executives with those of our stockholders.
The Board of Directors is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers. Accordingly, the Board of Directors is asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers as disclosed in accordance with compensation disclosure rules of the Securities and Exchange Commission, including the disclosure in the compensation tables and accompanying narrative disclosure contained in the Proxy Statement relating to the 2025 Annual Meeting of Stockholders.”
The say-on-pay vote is advisory, and therefore not binding on the company, the Board of Directors or the Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of our stockholders, will consider the results of the vote on this advisory resolution and will evaluate whether any actions are warranted to address those results.
THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE RESOLUTION SET FORTH ABOVE, APPROVING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL AND ADOPTION OF THE 2025 OMNIBUS INCENTIVE COMPENSATION PLAN

(Notice Item 4)
The Board of Directors recommends that stockholders approve the adoption of the 2025 Omnibus Incentive Compensation Plan. The Board of Directors approved the adoption of the plan, subject to stockholder approval at the annual meeting.
The purpose of the plan is to optimize our profitability and growth through incentives that are consistent with our goals and align the personal interests of plan participants with an incentive for individual performance. The plan is further intended to assist us in motivating, attracting and retaining plan participants and allowing them to share in our successes. Following its adoption and as described below, this plan will be the only plan under which we award equity-based compensation.
As of April 28, 2025, 5,541 shares of common stock were available for future grants under our 2015 Omnibus Incentive Compensation Plan (the “2015 Plan”). The 2015 Plan expires on June 10, 2025. Notwithstanding that expiration date, no awards will be made under the 2015 Plan if the new plan is approved at the annual meeting. The following description of the plan describes the material terms of the plan but does not purport to describe all the terms of the plan. The complete text of the plan, as amended, is attached as Annex A to this proxy statement and is incorporated by reference into this proxy statement. We encourage all stockholders to read the plan in its entirety.
Summary of the 2025 Omnibus Incentive Compensation Plan
Administration. The plan is administered by the Compensation Committee. The Compensation Committee will determine who participates in the plan, the size and type of awards under the plan and the conditions applicable to the awards.
Eligibility. Those persons eligible to participate in the plan are officers and other key employees of the company and our subsidiaries and our non-employee directors. As of April 28, 2025, three non-employee directors, four executive officers and approximately 181 other employees are eligible to receive grants under the plan.
Shares Subject to the Plan. If the stockholders approve the proposal to amend the plan, an additional 1,500,000 shares of our common stock, or approximately 6% of the shares outstanding as of April 28, 2025, will be available for future grants under the plan. In addition, any shares available for issuance under the 2015 Plan as of the date of the annual meeting will be available for further grants under the new plan. Any shares tendered or withheld to pay taxes or a stock option’s exercise price for awards made under the 2015 Plan or the new plan are available for future grants under the plan.
Stock Options. Stock option awards may be granted in the form of non-statutory stock options or incentive stock options. Options are exercisable in whole or in such installments as may be determined by the Compensation Committee. The Compensation Committee establishes the exercise price of stock options, which exercise price may not be less than the fair market value of a share of our common stock on the date of grant. The exercise price is payable in cash, shares of common stock or a combination of cash and common stock.
Stock options granted in the form of incentive stock options are also subject to certain additional limitations, as provided in Section 422 of the Internal Revenue Code of 1986, as amended. Incentive stock options may be made only to employees, and the aggregate fair market value of common stock with respect to which incentive stock options may become exercisable by an employee in any calendar year may not exceed $100,000. In addition, incentive stock options may not be exercised after ten years from the grant date and any incentive stock option granted to an employee who owns shares of our common stock possessing more than 10% of the combined voting power of all classes of our shares must have an option price that is at least 110% of the fair market value of the shares and may not be exercisable after five years from the date of grant.
Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation rights awards on terms set by the Compensation Committee. The Compensation Committee determines the grant price for a stock appreciation right, except that unless otherwise designated by the Compensation Committee, the strike price of a stock appreciation right granted as a freestanding award will not be less than 100% of the fair market value of a share of common stock on the date of grant. Upon exercise of a stock appreciation right, we will pay the participant an amount equal to the excess of the aggregate fair market value of our common stock on the date of exercise over the grant price. The Compensation Committee determines the term of stock appreciation rights granted under the plan, but unless otherwise designated by the Compensation Committee, stock appreciation rights are not exercisable after the expiration of ten years from the date of grant. For each award of stock appreciation rights, the Compensation Committee will determine the extent to which the award recipient may exercise the stock appreciation rights after that recipient’s service relationship with us ceases.
Restricted Stock Awards. The Compensation Committee may grant restricted stock awards, which will be subject to such terms, conditions, restrictions or limitations as the Compensation Committee may determine are appropriate, including restrictions on transferability, requirements of continued employment or individual performance, or our financial performance. Unless otherwise designated by the Compensation Committee at the time of grant, recipients of restricted shares may exercise full voting rights with respect to those restricted shares and receive regular cash dividends paid with respect to the underlying shares of common stock during the period in which those shares are subject to restrictions.
Performance Shares/Units. The Compensation Committee may grant performance shares or units subject to such terms, conditions, restrictions or limitations as the Compensation Committee may determine are appropriate. Performance units will be assigned an initial value established by the Compensation Committee and performance shares will be assigned an initial value equal to the per share fair market value of our common stock on the date of the grant. The Compensation Committee will set performance goals in its discretion and the number and value of the payout for the performance shares/units will be determined based on the extent to which those performance goals are met. Payouts for performance shares/units may be payable in cash, shares of common stock or a combination of cash and common stock. The Compensation Committee may assign rights to performance shares/units that entitle the recipient to receive any dividends declared with respect to shares of common stock earned in connection with grants of performance shares/units. The Compensation Committee may also allow the recipient to exercise voting rights with respect to those shares.
Other Awards. The Compensation Committee may grant other awards to employees or non-employee directors in amounts and on terms determined by the Compensation Committee, including restricted stock units. A recipient of restricted stock units is entitled to receive shares of our common stock upon any terms and conditions imposed by the Compensation Committee. Unless otherwise designated by the Compensation Committee, the recipient of restricted stock units has no rights as a stockholder, including voting and dividend rights.
Change in Control. Upon the occurrence of a change in control (as defined in the plan):
•	stock options and/or stock appreciation rights not otherwise exercisable will become fully exercisable;
•	all restrictions previously established with respect to restricted stock awards will lapse; and
•	all performance shares/units or other awards will be deemed to be fully earned for the entire performance period applicable to them
The vesting of all of these awards will be accelerated as of the effective date of the change in control.
Transferability. Except as explicitly set forth in an award agreement, the rights and interests of a participant under the plan may not be transferred, except by will or the applicable laws of descent and distribution in the event of the death of the participant.
Adjustments upon Changes in Capitalization. The number of shares of our common stock as to which awards may be granted under the plan and shares of common stock subject to outstanding awards will be appropriately adjusted to reflect changes in our capitalization, including stock splits, stock dividends, mergers, reorganizations, consolidations and recapitalizations.
Amendments. The Board of Directors may suspend or terminate the plan at any time, except that no modification or termination of the plan may adversely affect in any material way any award previously granted under the plan without the written consent of the person holding that award.
Plan Benefits.
Awards under the plan to our non-employee directors, executive officers, and employees are discretionary and are not subject to set benefits or amounts, and the Compensation Committee has not approved any awards that are conditioned on stockholder approval of the plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our non-employee directors, executive officers, or employees under the plan.

Equity Compensation Plan Information
The following table provides information as of December 31, 2024 with respect to shares of our common stock that may be issued under equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	955,001	$0.51	5,541
Equity compensation plans not approved by security holders	608,336	$0.84	None
Total	1,563,337	$0.64	5,541

Certain Tax Consequences of the 2025 Omnibus Incentive Compensation Plan
The following discussion of the federal income tax consequences of the plan is based on the Internal Revenue Code provisions currently in effect, current regulations, and administrative rulings of the IRS. The discussion is limited to the tax consequences on United States citizens and does not consider the potential impact of state tax laws. It is not intended to be a complete discussion of all of the United States income tax consequences of the plan or of all of the requirements that must be satisfied to qualify for the tax treatment described in this discussion. Changes in the law and the regulations may modify the discussion, and, in some cases, changes may be retroactive. In addition, tax consequences may vary depending upon the personal circumstances of individual participants and the tax requirements applicable to residents of countries other than the United States.
Stock Options and Stock Appreciation Rights. A stock option holder will not recognize income upon the grant of a stock option, or at any other time prior to the exercise of the stock option. Upon exercise of a non-qualified stock option, the holder will recognize compensation taxable as ordinary income in an amount equal to the sum of the excess of the fair market value of the common stock on the date the stock option is exercised over the exercise price of the common stock. This income is subject to withholding and other employment taxes. We will be entitled to a deduction in a like amount for compensation recognized by the holder. The ordinary income recognized upon exercise of the stock option will constitute “personal service income” for purposes of federal income taxes.
A subsequent taxable disposition of shares of common stock acquired upon exercise of a non-qualified stock option and held as a capital asset will result in a capital gain or loss measured by the difference between the fair market value of the stock on the date the stock option was exercised and the amount realized on later disposition. The gain or loss will be long-term if the shares of common stock are held for more than 12 months and short-term if held for 12 months or less.
A holder will not recognize income upon the grant or exercise of an incentive stock option if no disposition of the common stock acquired upon exercise of the stock option is made within two years from the date the stock option was granted or within one year after the transfer of common stock to the holder, and if at all times during the period beginning on the date the stock option was granted and ending on the day three months before the date of exercise the holder was an employee of the company. The difference between the fair market value of the common stock on the date of exercise and the exercise price, however, is an item of tax preference for purposes of the alternative minimum tax. If a holder who has acquired shares of common stock by the exercise of an incentive stock option makes a taxable disposition of the stock after satisfying the holding period requirements, the holder generally will recognize long-term capital gain or loss measured by the difference between the exercise price and the selling price. If the holding period requirements are satisfied, there is no compensation income attributable to an incentive stock option, and we will not be entitled to any deduction.
If a holder who has acquired shares of common stock by the exercise of an incentive stock option makes a taxable disposition of the stock within two years from the date the stock option was granted or within one year after the transfer of the stock to the holder, a disqualifying disposition occurs. In that event, the holder recognizes ordinary income equal to the lesser of the actual gain or the difference between the exercise price and the fair market value of the common stock on the date of exercise. This income is subject to withholding and other employment taxes. We will be entitled to a deduction in like amount for compensation recognized by the holder. If a loss is sustained on the disposition, the loss will generally be treated as a capital loss. If the amount received on the disqualifying disposition exceeds the fair market value of the common stock on the date of exercise, the excess will generally be either a long-term or short-term capital gain.
A holder will not recognize income upon the grant of a stock appreciation right or at any other time prior to the exercise of the stock appreciation right. Upon exercise of the stock appreciation right, the holder will recognize ordinary income in an amount equal to the stock appreciation right payment (or, if the stock appreciation right is settled in common stock, equal to the fair market value of the common stock received). All such income is subject to withholding and other employment taxes. We will be entitled to a deduction in like amount for compensation recognized by the holder. Upon a subsequent taxable disposition of shares received upon exercise of a stock appreciation right, the holder will recognize a long-term or short-term capital gain or loss measured by the difference between the selling price of the shares and the fair market value of the shares on the date of exercise.
Restricted Stock Awards. An employee will recognize ordinary compensation income in an amount equal to the fair market value of the shares subject to the grant of restricted stock at the time the restricted stock ceases to be subject to forfeiture. Dividends paid to an employee on the shares of restricted stock are treated as compensation income of the employee in the year received. The employee’s holding period for long-term capital gains purposes will not begin to run until the stock is unrestricted. Subject to the limitations on deductibility contained in Section 162(m) of the Code, we will receive a deduction for federal income tax purposes equal to the compensation income recognized by the employee.
Performance Shares/Units. Because performance share or unit awards generally do not vest until the performance goals are satisfied, a participant receiving a grant of performance shares/units does not have compensation includable in his or her gross income for federal income tax purposes at the time the performance shares/units are granted. The participant, however, realizes ordinary income for federal income tax purposes in the year in which the performance shares/units are settled in shares of common stock or cash in an amount equal to the fair market value of a number of shares of common stock corresponding to the number of the performance shares/units. Any cash dividend equivalents received on the performance shares/units prior to settlement are ordinary compensation income in the year received. We generally are entitled to a deduction in the amount and for the period in which a participant realizes compensation income with respect to the performance shares/units, subject to the limitations under Section 162(m) of the Code.
Section 409A of the Code. Section 409A of the Code applies to certain “nonqualified deferred compensation” and would impose adverse consequences if an award under the plan is neither exempt from, nor compliant with, the requirements of Section 409A. Such adverse consequences include, but are not limited to, immediate income inclusion of the ordinary income that would be recognized if the awards are exercised at the date of vesting, a 20% tax on the amount to be included in income, and interest at a penalty rate. However, the plan has been designed such that any awards granted under the plan will be exempt from Section 409A, and we intend that any awards granted under the plan will be exempt from or structured to comply with Section 409A.
Required Vote
The plan proposal to adopt the 2025 Omnibus Incentive Compensation Plan must be approved by the affirmative vote of the majority of shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT THE 2025 OMNIBUS INCENTIVE COMPENSATION PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 5)
The Audit Committee has appointed Weaver and Tidwell, L.L.P. (“Weaver”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025. The Board proposes that the stockholders ratify the appointment. Weaver audited our financial statements for the years ended December 31, 2024 and 2023. We expect that representatives of Weaver will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
Audit and Non-Audit Fees
The following table presents fees for professional audit services rendered by Weaver during the years ended December 31, 2024 and 2023.

	2024	2023
Audit fees	$557,156	$235,420
Audit-related fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$557,156	$235,420

Audit Fees
Audit fees consisted of professional services rendered by Weaver in 2024 and 2023 for the audit of the annual consolidated financial statements included in our Annual Report on Form 10-K, for the reviews of the consolidated quarterly financial statements included in our Forms 10-Q and assistance and review of such documents filed with the SEC. Audit-related fees are for professional services rendered by Weaver in 2024 in connection with the filing of a Form S-8 registration statement to register shares underlying stock options and restricted stock granted outside the 2015 Omnibus Incentive Compensation Plan, and for the filing of a shelf registration statement on Form S-3 filed during 2024.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Registered Public Accounting Firm
Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility, pursuant to its written charter, for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. The Audit Committee’s policy is to approve all audit and non-audit services provided by our independent registered public accounting firm prior to the commencement of the services using a combination of pre-approvals for certain engagements up to predetermined dollar thresholds in accordance with the pre-approval policy and specific approvals for certain engagements on a case-by-case basis. The Audit Committee has delegated authority to the committee’s chairman to pre-approve between committee meetings those services that have not already been pre-approved by the committee. The chairman of the Audit Committee is required to report any such pre-approval decisions to the full committee at its next scheduled meeting.
Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting is required to ratify the appointment of the independent registered public accounting firm. If the stockholders do not ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm, the Audit Committee will reconsider its appointment. At any time, even after approval of shareholders of the independent registered accounting firm, the Audit Committee has the discretion to solicit bids from other independent audit firms and select an alternate firm, if it determines it is advisable to do so.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE SELECTION OF WEAVER AND TIDWELL L.L.P. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
We have adopted a code of ethics that applies to all of our employees, including our chief executive officer and chief financial officer. The text of the code of conduct and ethics is posted on our website at www.tssiusa.com. The code of conduct and ethics is also available to stockholders, without charge, upon request in writing to our Secretary at 110 E. Old Settlers Blvd, Round Rock, TX 78664. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.
INSIDER TRADING POLICY
We have adopted an insider trading policy that governs the purchase, sale, and other transactions of our securities by our directors, officers, and employees. A copy of our insider trading policy has been filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. In addition, with regard to us trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.
OTHER MATTERS
The Board of Directors knows of no other business that will be presented to the 2025 Annual Meeting of Stockholders. If any other business is properly brought before the 2025 Annual Meeting of Stockholders, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.
STOCKHOLDER PROPOSALS
Proposals of stockholders intended for inclusion in the proxy statement relating to our 2026 Annual Meeting of Stockholders to be furnished to all stockholders entitled to vote at our next annual meeting must be received at our principal executive offices no later than December 31, 2025 provided, however, that in the event that we hold our 2026 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2025 Annual Meeting of Stockholders, we will disclose the new deadline by which stockholder proposals must be received in our Quarterly Report on Form 10-Q. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. In accordance with our Amended and Restated Bylaws, to be considered at our 2026 Annual Meeting of Stockholders, stockholder proposals must be delivered to or mailed and received at our principal executive offices between 60 and 90 days prior to the meeting; provided, however, that in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. Proposals received after that date will not be voted on at the annual meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Chief Executive Officer, TSS, Inc., 110 E. Old Settlers Blvd, Round Rock, Texas 78664.
ROUND ROCK, TEXAS
April 30, 2025
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.tssiusa.com and is available in printed copy to beneficial owners of our common stock without charge upon written request to Mr. Daniel M. Chism, Chief Financial Officer, TSS, Inc., 110 E. Old Settlers Blvd, Round Rock, Texas 78664. Exhibits will be provided upon written request and payment of an appropriate processing fee.

ANNEX A
TSS, INC.

2025 OMNIBUS INCENTIVE COMPENSATION PLAN
ARTICLE ONE
ESTABLISHMENT, OBJECTIVES AND DURATION
1.1 ESTABLISHMENT OF THE PLAN. TSS, Inc., a Delaware corporation (the “Company”), hereby adopts the TSS, Inc. 2025 Omnibus Incentive Compensation Plan as set forth in this document, and as the same may be amended from time to time (the “Plan”). The Plan was adopted by the Board of Directors of the Company on June 4, 2025 as a successor to the TSS, Inc. 2015 Omnibus Incentive Compensation Plan (the “2015 Plan”). The Plan shall become effective, subject to the approval of the stockholders of the Company, as of the date (the “Effective Date”) on which the Plan is approved by the stockholders of the Company. No awards will be made under the 2015 Plan after the Effective Date of this Plan.
1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company’s goals and which link and align the personal interests of Participants with an incentive for excellence in individual performance, and to promote teamwork.
The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.
Toward these objectives, the Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units, and Other Incentive Awards.
1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date.
ARTICLE TWO
DEFINITIONS
Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:
“Award” means, individually or collectively, a grant under this Plan or the 2015 Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units, or Other Incentive Awards.
“Award Agreement” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.
“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
“Board” or “Board of Directors” means the Board of Directors of the Company.
“Change in Control” of the Company means any one or more of the following:
(a) The Company is merged, consolidated or reorganized into or with another corporation, partnership, limited liability company, trust, or other legal person (collectively referred herein as a “Business Entity”), and immediately after such merger, consolidation, or reorganization less than fifty percent (50%) of the combined voting power of the then-outstanding securities of such Business Entity immediately after such transaction are held in the aggregate by the holders of voting stock of the Company immediately prior to such transaction;

(b) The Company sells all or substantially all of its assets to any other Business Entity, and less than fifty percent (50%) of the combined voting power of the then-outstanding securities of such Business Entity immediately after such sale are held in the aggregate by the holders of voting stock of the Company immediately prior to such sale; or
(c) Any person (as the term “person” is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) or group of persons acting in concert has become the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing fifty percent (50%) or more of the voting stock of the Company.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means the Compensation Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.
“Common Stock” means the common stock of the Company.
“Company” means TSS, Inc., a Delaware corporation, as well as any successor to the Company as provided in Article 18 herein.
“Director” means any individual who is a member of the Board of Directors of the Company.
“Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more. A determination that a Participant is disabled shall be made by the Committee on the basis of such medical evidence as the Committee deems warranted under the circumstances.
“Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.
“Employee” means any employee of the Company or any Subsidiary. Nonemployee Directors shall not be considered Employees under this Plan unless specifically designated otherwise.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
“Fair Market Value” shall be the fair market value of a share of Common Stock, as determined in good faith by the Committee.
“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 herein.
“Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.
“Nonemployee Director” means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company or a Subsidiary.
“Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.
“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.
“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
“Other Incentive Award” means an award granted pursuant to Article 10 hereof.
“Participant” means an individual who has outstanding an Award granted under the Plan.
“Performance Period” means the time period during which performance goals must be achieved with respect to an Award, as determined by the Committee.

“Performance Share” means an Award granted to a Participant, as described in Article 9 herein.
“Performance Unit” means an Award granted to a Participant, as described in Article 9 herein.
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, and/or upon the occurrence of other events as determined by the Committee at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.
“Person” shall have the meaning ascribed to such term in Section 3(a) (9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
“Restricted Stock” means an Award granted to a Participant pursuant to Article 8 herein.
“Shares” means the shares of common stock of the Company.
“Share Pool” means the number of shares authorized for issuance under Section 4.1, as adjusted for awards and payouts under Section 4.2 and as adjusted for changes in corporate capitalization under Section 4.3.
“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.
“Subsidiary” means any corporation, partnership, joint venture, affiliate or other entity in which the Company has a majority voting interest, and which the Committee designates as a participating entity in the Plan.
“2015 Plan” means the TSS, Inc. 2015 Omnibus Incentive Compensation Plan.
“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).
ARTICLE THREE
ADMINISTRATION
3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board or by any other Committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.
3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select the individuals who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the plan; establish, amend or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.
3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.
ARTICLE FOUR
SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS
4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance under the Plan shall be equal to the sum of (a) 1,500,000 plus (b) the number of unallocated Shares available for issuance as of the Effective Date under the 2015 Plan that are not then subject to outstanding Awards. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

4.2 LAPSED AWARDS. If any Award granted under this Plan or the 2015 Plan is canceled, forfeited, terminates, expires, or lapses, any Shares subject to such Award shall again be available for the grant of an Award under the Plan, except that any Shares that are surrendered to the Company in connection with any Award or are forfeited after issuance shall not be available for grant of an Incentive Stock Option. If an Award is originally payable in Shares but is ultimately settled in cash, any Shares subject to such Award shall not be available for grant of an Award under the Plan.
4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event that Shares are withheld by or surrendered to the Company in payment of the exercise price of any Award or in payment of any tax withholding that arises in connection with any Award, or if any Shares are repurchased by the Company using the proceeds from the exercise of an Option, such shares shall not be available for the grant of an Award under the Plan. In the event of any change following Board adoption of the Plan (including any such change prior to the Effective Date) in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available in the Share Pool and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.
4.4 PARTICIPANT LIMITS. Subject to adjustments in Section 4.3 and this Section 4.4, (a) the maximum number of Shares subject to any combination of Awards that may be granted during any one fiscal year of the Company to any one independent Director shall be limited to 50,000, and (b) the maximum number of Shares subject to any combination of Awards that may be granted during any one fiscal year of the Company to any one Participant (other than an independent Director) shall be limited to 100,000, and (c) the maximum cash amount payable for any combination of Awards that may be granted during any one fiscal year of the Company to any one Participant under this Plan shall be limited to the amount equal to the Fair Market Value per Share multiplied by 100,000. The foregoing per-Participant limits are multiplied by three for Awards granted to a new hire or an internal promotion into a new position within the Company. Such per-Participant limit shall not be adjusted to effect a restoration of Shares with respect to which the related Award is terminated, surrendered, or canceled.
ARTICLE FIVE
ELIGIBILITY AND PARTICIPATION
5.1 ELIGIBILITY. Persons eligible to participate in this Plan include (a) all officers and key employees and service providers of the Company or a Subsidiary, as determined by the Committee, including Employees who are members of the Board, (b) prospective officers, key employees and service providers who have accepted offers of employment or other service relationship from the Company or a Subsidiary and (c) all Nonemployee Directors. Any Awards that are granted in connection with hiring, recruiting or otherwise prior to the date the individual first perform services for the Company or a Subsidiary shall not become vested or exercisable, and no Shares shall be issued to such individual, prior to the date the individual first commences performance of such services.
5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award.
ARTICLE SIX
STOCK OPTIONS
6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted, either by the Committee or the Board, to one or more Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee or the Board shall have the authority to grant Incentive Stock Options or to grant Nonqualified Stock Options or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including, without limitation, the requirements of Code Section 422(d) which limit the aggregate Fair Market Value of Shares (determined at the time that such Option is granted) for which Incentive Stock Options are exercisable for the first time to $100,000 per calendar year, and the requirement that Incentive Stock Options may only be granted to Employees. Each provision of the Plan and of each written Award Agreement relating to an Option designated as an Incentive Stock Option shall be construed so that, to the extent possible, such Option qualifies as an Incentive Stock Option.
6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.
6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) more than ten percent of the voting power of all classes of stock of the Company or a Subsidiary, shall not be less than 110% of the per Share Fair Market Value on the date of grant.
6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that in the case of an Incentive Stock Option, an Employee may not exercise such Incentive Stock Option after the date which is ten years (five years in the case of a Participant who owns more than ten percent of the voting power of the Company or a Subsidiary) after the date on which such Incentive Stock Option is granted.
6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.
6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) at the discretion of the Committee, by either tendering previously acquired Shares or by withholding shares otherwise issuable pursuant to the exercise, in either case having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (c) by a combination of (a) and (b).
As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).
6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.
6.8 TERMINATION OF EMPLOYMENT. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with (or service to) the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service.

6.9 NONTRANSFERABILITY OF OPTIONS.
(a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.
(b) NON-QUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant’s Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.
6.10 LIMITATION ON RELOAD OPTIONS. The Committee shall not grant Options under this Plan that contain a reload or replenishment feature pursuant to which a new Option would be granted automatically upon receipt of delivery of Common Stock to the Company in payment of the exercise price or any tax withholding obligation under any other stock option.
ARTICLE SEVEN
STOCK APPRECIATION RIGHTS
7.1 GRANT OF SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.
The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.
Unless otherwise designated by the Committee at the time of grant, the grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.
7.2 EXERCISE OF TANDEM SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.
7.3 EXERCISE OF FREESTANDING SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.
7.4 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.
7.5 TERM OF SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that unless otherwise designated by the Committee, such term shall not exceed ten (10) years.
7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by
(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in Restricted Shares of equivalent value, or in some combination thereof.
7.7 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with (or service to) the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service.
7.8 NON-TRANSFERABILITY OF SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.
ARTICLE EIGHT
RESTRICTED STOCK
8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.
8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.
8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.
8.4 OTHER RESTRICTIONS. Subject to Article 11 herein, the Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that Participants own a certain amount of Shares before vesting shall occur, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, requirement and/or restrictions under applicable federal or state securities laws.
The Company shall retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.
Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.
8.5 VOTING RIGHTS. Unless otherwise designated by the Committee at the time of grant, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.
8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. Unless otherwise designated by the Committee at the time of grant, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash or other dividends paid with respect to the underlying Shares while they are so held during the Period of Restriction. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.
8.7 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares (and accrued but unpaid dividends on such Shares) following termination of the Participant’s employment with (or service to) the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service.
ARTICLE NINE
PERFORMANCE UNITS AND PERFORMANCE SHARES
9.1 GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a “Performance Period.”
9.3 EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved, as established by the Committee.
9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.
At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.
An Award of Performance Shares or Performance Units shall be settled as and when the Award vests, but in no event shall a payment be made later than the close of the “short term deferral period” as defined in Section 409A of the Code.
9.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT. Unless otherwise designated by the Committee, and set forth in the Participant’s Award Agreement, in the event the employment (or service) of a Participant is terminated due to death, Disability or retirement during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The prorated payout shall be determined by the Committee, shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period and shall further be adjusted based on the achievement of the pre-established performance goals. Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant’s Award Agreement.
9.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant’s employment (or service) terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant’s Award Agreement.
9.7 NONTRANSFERABILITY. Except as otherwise provided in a Participant’s Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

ARTICLE TEN
OTHER INCENTIVE AWARDS
10.1 GRANT OF OTHER INCENTIVE AWARDS. Subject to the terms and provisions of the Plan, Other Incentive Awards may be granted to Participants in such amount, upon such terms, and at any time and from time to time as shall be determined by the Committee.
10.2 OTHER INCENTIVE AWARD AGREEMENT. Each Other Incentive Award grant shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award granted, the terms and conditions applicable to such grant, the applicable Performance Period and performance goals, and such other provisions as the Committee shall determine, subject to the terms and provisions of the Plan.
10.3 NONTRANSFERABILITY. Except as otherwise provided in a Participant’s Award Agreement, Other Incentive Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.
10.4 FORM AND TIMING OF PAYMENT OF OTHER INCENTIVE AWARDS. Payment of Other Incentive Awards shall be made at such times and in such form, in cash, in Shares, or in Restricted Shares (or a combination thereof), as established by the Committee subject to the terms of the Plan. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. Without limiting the generality of the foregoing, annual incentive awards may be paid in the form of Shares and/or Other Incentive Awards (which may or may not be subject to restrictions, at the discretion of the Committee).
ARTICLE ELEVEN
BENEFICIARY DESIGNATION
Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.
ARTICLE TWELVE
DEFERRALS
The Committee may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares or Other Incentive Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. Any such deferral shall be made in a manner consistent with the requirements of Section 409A of the Code.
ARTICLE THIRTEEN
RIGHTS OF EMPLOYEES AND NONEMPLOYEE DIRECTORS
13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.
13.2 PARTICIPATION. No Employee or Nonemployee Director shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

ARTICLE FOURTEEN
CHANGE IN CONTROL; ACQUISITIONS
14.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless provision is made in connection with the transaction for continuation or assumption of the Awards, or unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:
(a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term, and any cash or property received upon exercise of any Option or SAR shall be free from further restriction;
(b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse; and
(c) Unless otherwise specified in a Participant’s Award Agreement at time of grant, the target payout opportunities attainable under all outstanding Awards of Performance Units and Performance Shares and Other Incentive Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all such Awards shall be accelerated as of the effective date of the Change in Control and, in full settlement of such Awards, there shall be paid out to Participants (in Shares for Awards normally paid in Shares and in cash for Awards normally paid in cash) within thirty (30) days following the effective date of the Change in Control a pro rata portion of all targeted Award opportunities associated with such outstanding Awards, based on the number of complete and partial calendar months within the Performance Period which had elapsed as of such effective date.
14.2 TERMINATION, AMENDMENT AND MODIFICATIONS OF CHANGE IN CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended or modified to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards.
14.3 SUBSTITUTION OF AWARDS IN MERGERS AND ACQUISITIONS. Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, consultants or directors of entities who become employees, officers, consultants or directors of the Company or a Subsidiary as a result of a merger or a consolidation of the entity for which they preform services with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets or stock of such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Committee deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve the intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder approved plan of an acquire company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 14.3 and, upon such grant, shall not reduce the Share Pool.
ARTICLE FIFTEEN
AMENDMENT, MODIFICATION AND TERMINATION
15.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part.
15.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.
15.3 REPRICING. Notwithstanding any provision in this Plan or an Award Agreement to the contrary, the Committee shall not reprice any Option or SAR without the approval of the stockholders of the Company. For this purpose “reprice” means (i) any of the following, or any other action that has the same effect: (A) lowering the exercise price or base price of an Option or SAR after it is granted other than an adjustment made pursuant to the provisions of Section 3.2, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles, or (C) cancellation of an Option or a SAR right at a time when its exercise price or base price exceeds the Fair Market Value of the underlying Common Stock in exchange for another stock option, stock appreciation right, restricted stock or other equity award, unless cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by the primary securities market or exchange on which the Common Stock is listed or admitted for trading.
ARTICLE SIXTEEN
WITHHOLDING
16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.
16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined up to the maximum amount allowed for equity instruments for financial accounting purposes. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
ARTICLE SEVENTEEN
INDEMNIFICATION
Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan. Such person shall be indemnified by the Company for all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE EIGHTEEN
SUCCESSORS
All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.
ARTICLE NINETEEN
LEGAL CONSTRUCTION
19.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine, the plural shall include the singular, and the singular shall include the plural.
19.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
19.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
19.4 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

19.5 SECTION 409A COMPLIANCE. It is the intention of the Company that any award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code, and the terms of the Plan and each such Award Agreement shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, any payments to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of Section 409A of the Code, while the Participant is a “specified employee” and which would otherwise be paid within six months after such Participant’s separation from service shall be accumulated (without interest) and be paid on the first day of the seventh month following the Participant’s separation from service, or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the payment or settlement of any Award be accelerated where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).
19.6 RECOVERY OF AMOUNTS PAID. Except as otherwise provided by the Committee, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or the Committee with respect to the recoupment, recovery or clawback of compensation and/or to any provisions set for the in the applicable Award Agreement under which the Company may recover from current or former Participants any amounts paid or shares of Common Stock issued pursuant to the Award and any proceeds therefrom under such circumstances as the Committee determines appropriate. The Committee may apply any of the Company’s recoupment policies or arrangements to Awards granted before any such policy or arrangement is adopted to the extent required by any applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Committee in its sole discretion.
ARTICLE TWENTY
TERMINATION
The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Committee, with the consent of the Board, may determine. No termination shall affect any Award then outstanding under the Plan.

TSS, INC.
110 E. OLD SETTLERS BLVD.
SUITE 100
ROUND ROCK, TX 78664

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V74889-TBD

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TSS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR, FOR PROPOSAL 2, THREE YEARS ON PROPOSAL 3 AND FOR PROPOSALS 4 AND 5.

1. Election of Class II directors

Nominees:	**For**	**Withhold**
1a. Darryll E. Dewan	☐	☐
1b. Michael Fahy	☐	☐

	For	**Against**	**Abstain**
2. Approval of the compensation of our named executive officers.	☐	☐	☐

	3 Years	**2 Years**	**1 Year**	**Abstain**
3. Selection of "three years" as the desired frequency with which we should conduct future stockholder advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V74890-TBD

TSS, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 4, 2025 10:00 A.M., CENTRAL DAYLIGHT TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Darryll E. Dewan and Peter H. Woodward, or either of them, as attorney and proxy of the undersigned, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of TSS, Inc., a Delaware corporation, to be held at the company's principal offices at 110 E. Old Settlers Blvd., Round Rock, Texas 78664, at 10:00 A.M., Central Daylight Time, on Wednesday, June 4, 2025, and at any adjournments or postponements thereof, and to vote all shares of common stock of the company that the undersigned is entitled to vote at the Annual Meeting. The undersigned further gives the proxies authority to vote according to their best judgment on any other matters properly coming before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR, "FOR" PROPOSAL 2, "THREE YEARS" ON PROPOSAL 3 AND "FOR" PROPOSALS 4 AND 5. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE MEETING. PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY.

Continued and to be signed on reverse side